UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2020

OWC Pharmaceutical Research Corp.

(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-54856

Delaware	98-0573566
(State of Incorporation)	(I.R.S. Employer Identification No.)

2 Ben Gurion Street, Ramat Gan, Israel	4514760
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 972 (0) 3-758-2657

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	OWCP	OTCPQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On June 25, 2020, Zvi Riterband and Amir Ohad resigned from the Board of Directors of OWC Pharmaceutical Research Corp. (the “Company”). Messrs. Riterband and Ohad were appointed by the Board of Directors to the Company’s Advisory Board.

(c) On June 25, 2020, the Company appointed Mr. Shmuel De-Saban as Chief Financial Officer of the Company, effective as of July 1, 2020.

Shmuel De-Saban, age 54, has operated his own accounting firm since 2009. Mr. De-Saban served as the Company’s Chief Financial Officer from June 2014 until June 2017. From 2007-2008, Mr. De-Saban served as customer credit manager at Budget Rent A Car Israel Ltd. and from 2000-2007 served as a controller at Ophir Tours Ltd. and Charter Tours Ltd.

Mr. De-Saban received a Bachelor’s Degree in Economics from Tel-Aviv University and his CPA Degree from Bar Ilan University.

Mr. De-Saban will receive a base salary of $5,500 per month.

(d) On June 25, 2020, the Company’s Board of Directors appointed Mr. De-Saban to the Board of Directors.

Item 8.01 Other Events.

On March 31, 2020, the Company filed a Form 15 with the Securities and Exchange Commission (the “SEC”) to effect the deregistration of the Company’s common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the suspension of the Company’s reporting obligations under Section 13(a) and 15(d) of the Exchange Act (the “Deregistration”). Upon the filing of the Form 15, the Company’s obligation to file periodic and current reports with the SEC, including Forms 10-K, 10-Q and 8-K, were immediately suspended.

On June 26, 2020, in connection with the previously disclosed Order and Stipulation disclosed on the Company’s Current Report on Form 8-K filed with the SEC on June 24, 2020, the Company filed an amendment to its Form 15 withdrawing the Deregistration and reinstating the Company’s reporting obligations under Section 13(a) and 15(d) of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWC PHARMACEUTICAL RESEARCH CORP.

	By:	/s/ Ziv Turner
	Name:	Ziv Turner
	Title:	Chief Executive Officer

Dated: June 26, 2020